                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   ________

                                   Form 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report:     January 16, 1998
Date of Earliest
  Event Reported:   January 16, 1998


                                   MBIA Inc.
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            (Exact name of registrant as specified in its charter)



    Connecticut           1-9583                 06-1185706
  ---------------   ----------------------    ---------------
(State of          (Commission File Number)     (IRS Employer
Incorporation)                                  Identification
                                                     Number)



    113 King Street, Armonk, New York            10504
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(Address of principal executive offices)        (Zip Code)



                           (914) 273-4545
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             (Registrant's telephone number, including area code)

                                  Page 1 of 5
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Items 1-4.     Not Applicable.

Item 5.        Other Events
               ------------

          CapMAC Holdings Inc. ("CapMAC") and MBIA Inc. ("MBIA") announced that on January 16, 1998, MBIA, CMA Acquisition Corporation, a wholly owned subsidiary of MBIA ("Merger Sub"), and CapMAC entered into Amendment No. 1, dated January 16, 1998 (the "Amendment"), to their Agreement and Plan of Merger, dated as of November 13, 1997 (the "Merger Agreement"), revising the terms of the Merger Agreement to reduce the exchange ratio for determining the number of shares of MBIA common stock to be received in the merger by holders of CapMAC common stock.

          Under the revised merger terms, each share of CapMAC common stock will be converted into the right to receive the number of shares of MBIA common stock obtained by dividing $31.00 (rather than $35.00 as originally provided) by the average of the closing sales prices of MBIA common stock on the New York Stock Exchange Composite Tape for the 15 trading days preceding the third trading day prior to the effective time of the merger. In contrast to the original merger terms, such exchange ratio will not be subject to any "collars" in the event of a significant change in the price of MBIA's stock. A copy of the Amendment is attached hereto as Exhibit 2, and is incorporated herein by reference.

          On January 16, 1998, MBIA and CapMAC issued a joint press release announcing the execution of the Amendment. A copy of MBIA and CapMAC's joint press release dated January 16, 1998 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 6.        Not Applicable.

Item 7.        Financial Statement and Exhibits

          (c)  Exhibits.

               2.1 Amendment No. 1, dated January 16, 1998, to the Agreement and Plan of Merger, dated as of November 13, 1997, by and among MBIA Inc.,

                                   Page 2 of 5
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               CMA Acquisition Corporation and CapMAC Holdings Inc.

                   99.1 Joint Press Release of MBIA Inc. and CapMAC Holdings
               Inc. dated January 16, 1998.

Item 8.                   Not Applicable.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MBIA Inc.


                         By: /s/ LOUIS G. LENZI
                            ---------------------------------
                             Name: Louis G. Lenzi
                             Title:  Secretary and General
                                     Counsel

Date: January 16, 1998

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                                 EXHIBIT INDEX


Exhibit No.                 Description
-----------  ------------------------------------------
   2.1 Amendment No. 1, dated January 16, 1998, to the Agreement and Plan of Merger, dated as of November 13, 1997, by and among MBIA Inc., CMA Acquisition
             Corporation and CapMAC Holdings Inc.

   99.1      Joint Press Release of MBIA Inc. and
             CapMAC Holdings Inc. dated January 16,
             1998.